                                                                       Barclay Capital
                                                                       5 The North Colonnade
                                                                       Canary Wharf
                                                                       London E14 4BB

                                                                       Tel +44 (0)20 7623 2323

To:               U.S.  Bank  National  Association  (the  "Supplemental  Interest  Trust  Trustee"),  not  in  its
                  individual  capacity but solely as  supplemental  interest  trust trustee for the benefit of RASC
                  Series 2006-KS8  Supplemental  Interest Trust,  Home Equity Mortgage  Asset-Backed  Pass-Thorough
                  Certificates Series 2006-KS8 ("PARTY B")

Tel               (651) 495-3880
Fax               (651) 495-8090

From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("PARTY A")

Date:             September 28, 2006

Reference:        1375516B

                                          INTEREST RATE SWAP TRANSACTION

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and  conditions of the  Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions  contained in the 2000 ISDA  Definitions (the "2000  Definitions"),  as published by the International  Swaps and Derivatives  Association,  Inc. ("ISDA") are incorporated into this  Confirmation.  In the event of any inconsistency  between the 2000 Definitions and this  Confirmation,  this Confirmation will govern for the purposes of the  Transaction.  References  herein to a "Transaction"  shall be deemed to be references to a
"Swap  Transaction"  for the purposes of the 2000  Definitions,  any reference to a "Swap  Transaction" in the 2000
Definitions  is deemed to be a reference to a  "Transaction"  for  purposes of this  Agreement.  Capitalized  terms used in this  Confirmation and not defined in this  Confirmation or the 2000 Definitions  shall have the respective meaning  assigned  in the  Agreement.  Each  party  hereto  agrees to make  payment  to the other  party  hereto in accordance with the provisions of this Confirmation and of the Agreement.

1.          This  Confirmation  supplements,  forms part of, and is subject to, the ISDA Master  Agreement dated as of September 28, 2006, as amended and  supplemented  from time to time (the  "Agreement"),  between you and us. All provisions  contained in the  Agreement  govern this  Confirmation  except as  expressly  modified  below.  For the avoidance of doubt,  the Transaction  described  herein shall be the sole  Transaction  governed by this Agreement.
Other  capitalized  terms used herein and not otherwise  defined shall have the meanings  given them in the Pooling and Servicing Agreement.

(a)         NON-RELIANCE.  It is acting for its own account, and it has made its own independent decisions to enter into the  Transaction and as to whether the Transaction is appropriate or proper based upon its own  judgement  and upon advice  from such  advisers  as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a recommendation  to  enter  into  the  Transaction:  it  being  understood  that  information  and explanations  related to the terms and  conditions  of the  Transaction  shall not be  considered investment  advice or a recommendation to enter into the Transaction.  No communication  (written or oral)  received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.  Notwithstanding the foregoing,  in the case of the Trustee, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

(b)         ASSESSMENT AND UNDERSTANDING.  It is capable of assessing the merits of and understanding (on its own behalf or through independent  professional  advice), and understands and accepts, the terms, conditions and risks of the Transaction.  It is also capable of assuming,  and assumes, the risks of the Transaction.

(c)         STATUS OF  PARTIES.  The other  party is not  acting as a  fiduciary  for or an  adviser to it in respect of the Transaction,  and in the case of the Supplemental  Interest Trust Trustee,  it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

(d)         PURPOSE.  It is  entering  into the  Transaction  for the  purposes  of  hedging  its  assets  or liabilities or in connection with a line of business.

         In the event of any  inconsistency  between the  provisions of the Agreement and this  Confirmation,  this
Confirmation will prevail for purposes of this Swap Transaction.

2.          The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                          In  respect  of  a   Calculation   Period,   the   Notional   Amount
                                          corresponding  to the Period  Start  Date on which such  Calculation
                                          Period commences (in Schedule A attached hereto).

Trade Date:                               September 20, 2006

Effective Date:                           September 28, 2006

Termination Date:                         October 25,  2011,  subject to  adjustment  in  accordance  with the
                                          Business Day Convention;  provided, however, that for the purpose of determining the Final Fixed Date Payer Period End Date,  Termination
                                          Date shall be subject to No Adjustment.

Fixed Amounts:

      Fixed Rate Payer:                   Party B

      Upfront Amount:                     USD 105,500, to be paid at closing on behalf of Party B.

      Upfront Amount Payment Date:        September 28, 2006

      Fixed Rate Payer Payment Dates:     The 25th day of each month,  commencing  October 25,  2006,  through and including the Termination Date (No Adjustment)

      Fixed Rate:                         5.227%

      Fixed Rate Day Count Fraction:      30/360

      Fixed Amount:                       In respect of a  Calculation  Period,  an amount in USD equal to the product of:

                                          (i)   Notional Amount in respect of such period; multiplied by

                                          (ii)  Fixed Rate; multiplied by

                                          (iii) Fixed Rate Day Count Fraction.

Floating Amounts:

     Floating Rate Payer:                 Party A

     Floating Rate Payer Payment Dates:   The 25th day of each month,  commencing  October 25,  2006,  through and  including  the  Termination  Date,  subject  to  adjustment  in accordance with the Business Day Convention

     Floating Rate Option:                USD-LIBOR-BBA.

     Floating Amount:                     In respect of a  Calculation  Period,  an amount in USD equal to the product of:

                                          (i)   Notional Amount in respect of such period; multiplied by

                                          (ii)  Floating Rate in respect of such period; multiplied by

                                          (iii) Floating Rate Day Count Fraction.

     Designated Maturity:                 1 month

     Spread:                              None

     Initial Floating Rate:               5.32375%

     Floating Rate Day Count Fraction:    Actual/360

     Reset Dates:                         The first day of each Calculation Period

     Compounding:                         Inapplicable

Calculation Agent:                        Party A

Business Day Convention:                  Following

Business Days:                            New York

      Account Details:                    Account Details for Party A:
                                          Correspondent: BARCLAYS BANK PLC NEW YORK
                                          FEED: 026002574
                                          Beneficiary:  BARCLAYS SWAPS
                                          Beneficiary Account: 050-01922-8

                                          Account Details for Party B:

                                          U.S. BANK NATIONAL ASSOCIATION
                                          ABA #:  091000022
                                          ACC #:  173103322058
                                          Reference:  RASC Series 2006-KS8
                                          OBI:  Attention:  John Thomas
                                          Reference Account #:  105084000

The time of dealing  will be  confirmed by Party A upon  written  request.  Barclays is regulated by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly sets forth all the terms and conditions of our agreement with respect to the  Transaction  by responding  within three (3) Business Days by promptly  signing in the space provided below and  both  (i)  faxing  the  signed  copy to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction   Documentation   &   Management,   Global   Operations,   Fax  +(44)   20-7773-6810/6857,   Tel  +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the signed  copy to Barclays  Bank PLC, 5 The North  Colonnade,  Canary
Wharf,  London E14 4BB, Attention of Incoming  Transaction  Documentation,  Barclays Capital Global OTC Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period shall not affect the validity or  enforceability  of the  Transaction  against you. This facsimile  shall be the only  documentation  in respect of the Transaction and accordingly no hard copy versions of this  Confirmation for this  Transaction  shall be provided unless the Party B requests.

For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       RASC SERIES 2006-KS8

                                                        BY:  U.S.   BANK  NATIONAL   ASSOCIATION,   NOT  IN  ITS
                                                        INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL  INTEREST
                                                        TRUST  TRUSTEE FOR THE  BENEFIT OF RASC SERIES  2006-KS8
                                                        SUPPLEMENTAL   INTEREST  TRUST,   HOME  EQUITY  MORTGAGE
                                                        ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-KS8

Name: _________________________________________         Name:__________________________________________________
Title:                                                  Title:
Date:                                                   Date:

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital Inc.,  may share with each other  information, including  non-public credit information,  concerning its clients and prospective  clients. If you do not want such information  to be shared,  you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

SCHEDULE A to the Confirmation dated as of September 28, 2006
Re: Reference Number 1375516B

(Fixed  Rate  Payer  Period End Dates are  subject  to No  Adjustment.  Floating  Rate  Payer  Period End Dates are
subject to adjustment in accordance with the Business Day Convention.)

    PERIOD START DATE            PERIOD END DATE            NOTIONAL AMOUNT (USD)
            28-Sep-06               25-Oct-06               531,109,611.87
            25-Oct-06               25-Nov-06               527,626,047.45
            25-Nov-06               25-Dec-06               522,644,145.82
            25-Dec-06               25-Jan-07               516,157,113.35
            25-Jan-07               25-Feb-07               508,178,487.48
            25-Feb-07               25-Mar-07               498,703,868.98
            25-Mar-07               25-Apr-07               487,758,688.11
            25-Apr-07               25-May-07               475,385,557.36
            25-May-07               25-Jun-07               461,621,812.51
            25-Jun-07               25-Jul-07               446,614,503.94
            25-Jul-07               25-Aug-07               430,794,314.03
            25-Aug-07               25-Sep-07               414,669,684.26
            25-Sep-07               25-Oct-07               399,132,902.78
            25-Oct-07               25-Nov-07               384,168,071.51
            25-Nov-07               25-Dec-07               369,747,671.53
            25-Dec-07               25-Jan-08               355,849,747.97
            25-Jan-08               25-Feb-08               342,457,118.58
            25-Feb-08               25-Mar-08               329,547,881.85
            25-Mar-08               25-Apr-08               317,107,786.61
            25-Apr-08               25-May-08               305,109,913.10
            25-May-08               25-Jun-08               293,529,591.53
            25-Jun-08               25-Jul-08               279,489,841.89
            25-Jul-08               25-Aug-08               260,692,001.79
            25-Aug-08               25-Sep-08               243,246,392.20
            25-Sep-08               25-Oct-08               227,075,741.02
            25-Oct-08               25-Nov-08               212,062,165.52
            25-Nov-08               25-Dec-08               199,619,613.66
            25-Dec-08               25-Jan-09               190,849,770.71
            25-Jan-09               25-Feb-09               182,449,844.10
            25-Feb-09               25-Mar-09               174,403,969.83
            25-Mar-09               25-Apr-09               166,696,363.66
            25-Apr-09               25-May-09               159,312,271.60
            25-May-09               25-Jun-09               152,237,600.27
            25-Jun-09               25-Jul-09               145,458,886.80
            25-Jul-09               25-Aug-09               138,963,279.36
            25-Aug-09               25-Sep-09               132,739,763.99
            25-Sep-09               25-Oct-09               126,776,937.90
            25-Oct-09               25-Nov-09               126,776,937.90
            25-Nov-09               25-Dec-09               124,883,524.80
            25-Dec-09               25-Jan-10               119,978,470.82
            25-Jan-10               25-Feb-10               115,276,006.82
            25-Feb-10               25-Mar-10               110,767,583.50
            25-Mar-10               25-Apr-10               106,444,692.67
            25-Apr-10               25-May-10               102,299,365.80
            25-May-10               25-Jun-10                98,323,994.10
            25-Jun-10               25-Jul-10                94,511,305.24
            25-Jul-10               25-Aug-10                90,854,348.11
            25-Aug-10               25-Sep-10                87,346,513.20
            25-Sep-10               25-Oct-10                83,981,411.30
            25-Oct-10               25-Nov-10                80,752,944.17
            25-Nov-10               25-Dec-10                77,655,335.45
            25-Dec-10               25-Jan-11                74,683,035.74
            25-Jan-11               25-Feb-11                71,830,739.23
            25-Feb-11               25-Mar-11                69,093,372.73
            25-Mar-11               25-Apr-11                66,466,085.26
            25-Apr-11               25-May-11                63,944,238.01
            25-May-11               25-Jun-11                61,523,394.87
            25-Jun-11               25-Jul-11                59,199,307.67
            25-Jul-11               25-Aug-11                56,967,925.79
            25-Aug-11               25-Sep-11                54,823,529.94
            25-Sep-11               25-Oct-11                52,764,020.59
            25-Oct-11               25-Nov-11                    0.00

(MULTICURRENCY--CROSS BORDER)
                                                       ISDA(R)
                               International Swap and Derivatives Association, Inc.
                                                 MASTER AGREEMENT

                                          dated as of September 28, 2006

BARCLAYS BANK PLC                                     and   U.S.  Bank National  Association  (the  "Supplemental  Interest
                                                            Trust Trustee"),  not in its individual  capacity but solely as
                                                            Supplemental   Interest  Trust   trustee,   on  behalf  of  the
                                                            Supplemental  Interest  Trust,  for the  Benefit of RASC Series
                                                            2006-KS8   Trust,   Home   Equity   Asset-Backed   Pass-Through
                                                            Certificates, Series 2006-KS8

("PARTY A")                                               ("PARTY B")

have entered and/or anticipate  entering into one or more transactions (each a "Transaction") that are or will be governed  by this Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and the documents
and other confirming   evidence  (each  a  "Confirmation")  exchanged  between  the   parties confirming those
Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(A)      DEFINITIONS.  The terms  defined  in Section 14 and in the  Schedule  will have  the meanings therein specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of  the Schedule and the other provisions of this  Master  Agreement,  the Schedule  will  prevail.  In the event  of any inconsistency
between the provisions   of  any  Confirmation  and  this  Master  Agreement  (including   the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are  entered  into in  reliance  on the  fact that this Master
Agreement and all  Confirmations  form a single  agreement  between the  parties  (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i)  Each party will make each  payment or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this  Agreement will be made on the due date for value on that  date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant  to this Agreement, in freely transferable funds  and in the manner  customary for payments in the  required currency. Where
         settlement is by   delivery   (that  is,  other  than  by  payment),   such  delivery  will  be  made
         for receipt on   the due date   in  the  manner   customary  for  the  relevant   obligation   unless
         otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each    obligation   of   each   party   under   Section   2(a)(i)   is   subject   to   (1)
         the condition precedent  that no Event of  Default or Potential  Event of Default with respect to the other  party has occurred  and is continuing,  (2) the condition  precedent that no Early Termination
         Date  in respect of the  relevant Transaction has  occurred or been  effectively  designated  and (3)
         each other applicable condition precedent specified in this Agreement.

                     Copyright(C)1992 by International Swap and Derivatives Association, Inc.

value of that which was (or would have been)  required  to be  delivered  as of  the originally scheduled date
for delivery, in each case     together    with    (to    the    extent     permitted     under     applicable
law) interest, in the currency  of such amounts, from  (and  including)  the date such amounts or  obligations were  or would have been required  to have been paid or  performed to (but excluding)  such Early  Termination
Date,  at the Applicable Rate. Such  amounts of interest will  be calculated on the basis of daily compounding and  the actual number of days  elapsed. The  fair market  value of any  obligation  referred to in clause (b)
above shall be reasonably  determined by the party obliged to make the determination under Section 6(e) or, if
each  party   is so obliged,   it shall be the average   of  the  Termination   Currency  Equivalents  of  the
fair market values reasonably determined by both parties.

IN  WITNESS  WHEREOF  the  parties  have  executed  this  document  on  the   respective dates specified below
with effect from the date specified on the first page of this document.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:__________________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date:

(BILATERAL FORM)                                      (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                                       ISDA(R)
                               International Swaps and Derivatives Association, Inc.
                                               CREDIT SUPPORT ANNEX
                                              to the Schedule to the

                                               ISDA MASTER AGREEMENT

                                                dated as of  ___________________

                                                      between

BARCLAYS BANK PLC                                         and   U.S. Bank National Association (the "Supplemental  Interest
                                                                Trust Trustee"),  not in its individual capacity but solely as  Supplemental  Interest Trust trustee,  on behalf of the
                                                                Supplemental  Interest  Trust,  for  the  Benefit  of  RASC
                                                                Series   2006-KS8   Trust,    Home   Equity    Asset-Backed
                                                                Pass-Through Certificates, Series 2006-KS8

("PARTY A")                                                     ("PARTY B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a)      DEFINITIONS  AND  INCONSISTENCY.  Capitalized  terms not  otherwise  defined  herein or  elsewhere in this
Agreement have the meanings  specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency  between this Annex and the other provisions of this
Schedule,  this  Annex will  prevail,  and in the event of any  inconsistency  between  Paragraph  13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      SECURED PARTY AND PLEDGOR.  All  references  in this Annex to the "Secured  Party" will be to either party when acting in that capacity and all  corresponding  references  to the  "Pledgor"  will be to the other party when acting in that capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support will be to that party as the  beneficiary  thereof and will not subject  that support or that party as the  beneficiary  thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of Set-off  against all Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the
Transfer  by the  Secured  Party to the  Pledgor of Posted  Collateral,  the  security  interest  and lien  granted hereunder on that Posted Collateral will be released  immediately and, to the extent possible,  without any further action by either party.

                      Copyright(C)1994 International Swaps and Derivatives Association, Inc.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation  Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i)  Eligible Collateral or Posted Collateral that is:

(A)      Cash, the amount thereof; and

              (B) a  security,  the bid  price  obtained  by the  Valuation  Agent  multiplied  by the  applicable
         Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral,  zero;
         and

         (iii)    Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:____________________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date:

                 Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                   ISDA(R)

                           International Swaps and Derivatives Association, Inc.

                                            CREDIT SUPPORT ANNEX

                                             to the Schedule to the
                                  ISDA Master Agreement deemed entered into
                                         dated as of September 28, 2006
                                                      between

                 BARCLAYS BANK PLC                               U.S.    BANK    NATIONAL     ASSOCIATION     (THE
                                                                 "SUPPLEMENTAL  INTEREST TRUST  TRUSTEE"),  NOT IN
                                                                 ITS    INDIVIDUAL    CAPACITY   BUT   SOLELY   AS
                                                                 SUPPLEMENTAL  INTEREST TRUST  TRUSTEE,  ON BEHALF
                                                                 OF  THE  SUPPLEMENTAL  INTEREST  TRUST,  FOR  THE
                                                                 BENEFIT  OF  RASC  SERIES  2006-KS8  TRUST,  HOME
                                                                 EQUITY  ASSET-BACKED  PASS-THROUGH  CERTIFICATES,
                                                                 SERIES 2006-KS8
                                                        and

                    ("Party A")                                                 ("Party B")

This Annex supplements,  forms part of, and is subject to, the  above-referenced  Agreement,  is part of its
Schedule and is a Credit Support Document under this Agreement with respect to each party.

PARAGRAPH 13.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

                  With respect to Party A: None.

                  With respect to Party B: None.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT"  has the meaning  specified  in  Paragraph  3(a) , except that the words "upon a demand made by the  Secured  Party on or  promptly  following  a Valuation  Date"
                           shall be  deleted  and  replaced  with the  words  "not  later  than the close of business on the next Local Business Day following a Valuation Date"; and

(B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

(C)      "CREDIT  SUPPORT  AMOUNT".  shall not have the meaning  specified in Paragraph  3(b) and,  instead, will have the following meaning:

                           "Credit  Support  Amount"  means,  (a) for any Valuation  Date on which a Ratings
                           Event (as defined in the  Agreement)  has occurred and is continuing  and Party A has not otherwise complied with Part 5(a) of this Agreement,  the Secured Party's
                           Modified Exposure for that Valuation Date.

(ii)     ELIGIBLE  CREDIT  SUPPORT.  On any date,  the  following  items will  qualify as  "ELIGIBLE  CREDIT
                  Support" for each party:

                                                                                            VALUATION
                                                                                            PERCENTAGE
(A)      cash in U.S Dollars                                                                100%
(B)      negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury         98.0%
                           Department having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of
                           Moody's Aa2 and S&P AA or above)
(C)      negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury         To Be Determined
                           Department having a residual maturity on such date equal to or greater than 1 year but less than 5 years (with local and
                           foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)
(D)      negotiable debt obligations issued after l8 July 1984 by the U.S. Treasury         To Be Determined
                           Department having a residual maturity on such date equal to or greater than 5 years but less than 10 years (with local and foreign currency issuer ratings of Moody's Aa2 and S&P AA or above)
(E)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entities rated Moody's Aal and S&P AA+ or above) with a residual maturity on such date equal to or greater than 1 year but less than 3 years.
(F)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aa 1 and S&P AA+ or above) with a residual maturity on such date equal to or greater than 3 years but less than 5 years.
(G)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aal and
                           S&P AA+ or above) with a residual maturity on such date equal to or greater than 5 years but less than 7 years.
(H)      negotiable debt obligations of the Government National Mortgage Association, the   To Be Determined
                           Federal National Mortgage Association, the Federal Home Loan
                           Mortgage Corporation, the Student Loan Marketing Association
                           or a Federal Home Loan Bank (all entries rated Moody's Aal and
                           S&P AA+ or above) with a residual maturity on such date equal to or greater than 7 years but less than 10 years.

         For the avoidance of doubt,  where  negotiable debt  obligations are rated by only one of the above relevant  rating  agencies,  the  rating  applied  will be  based  on the  rating  of that  agency.
         Notwithstanding the foregoing,  the Eligible Collateral  referenced above may only be posted if S&P has assigned a rating to such Eligible Collateral.

         Where the  ratings  of the  relevant  agencies  differ  with  respect to the same  negotiable  debt obligation, the lower of the ratings shall apply.

         In addition,  upon a Ratings  Event,  Party A shall agree the  Valuation  Percentage in relation to
         (C) through (H) above with the relevant  rating agency,  which shall be S&P,  Moody's and Fitch (to the extent such ratings  agency has provided a rating for the underlying  Certificates);  provided, however,  that if Party A is  required  to post  collateral  in  accordance  with the terms of this
         Agreement  it shall post only (A) and (B) above until such time as the  Valuation  Percentages  are agreed.

(iii)    OTHER ELIGIBLE  SUPPORT.  Such Other Eligible  Support as the Pledgor may designate;  provided,  at the expense of the  Pledgor,  the prior  written  consent of the relevant  rating  agency, which shall be S&P,  Moody's and Fitch (to the extent such  ratings  agency has provided a rating for the underlying  Certificates)),  shall have been obtained. For the avoidance of doubt there are no items which  qualify as Other  Eligible  Support as of the date of this
                  Annex.

(iv)     Thresholds.

(A)      "INDEPENDENT AMOUNT" means zero.

(B)      "THRESHOLD" means for Party A:

1.       infinity,  unless (i) a Ratings Event occurs and is  continuing  and (ii) Party A has not otherwise complied with PART 5(A) of this  Agreement,  then its Threshold shall be zero, or

2.       in the event that Party A has  otherwise  complied with Part 5(a)of this  Agreement,  its Threshold shall continue to be infinity.

                           "THRESHOLD" means, for Party B: infinity

(C)      "MINIMUM TRANSFER AMOUNT" means USD 100,000,  provided,  however, with respect to the Secured Party at any time when the  Secured  Party is a  Defaulting  Party,  "Minimum  Transfer
                           Amount" means zero.

(D)      ROUNDING: The Delivery Amount and the Return Amount will not be rounded.

(c)      VALUATION AND TIMING.

(i)      "VALUATION AGENT" means Party A.  The valuation agent's calculations shall be made in accordance with market practices using commonly accepted third party sources such as Bloomberg or
                  Reuters.

(ii)     "VALUATION DATE" means each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or Return Amount.

(iii)    "VALUATION  TIME"  means  the close of  business  in the city of the  Valuation  Agent on the Local
                  Business Day before the Valuation Date or date of  calculation,  as  applicable,  provided that the  calculations  of Value and Exposure  will be made as of  approximately  the same time on the same date.

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED  PARTY'S  RIGHTS AND REMEDIES.  The following  Termination  Event will be a "SPECIFIED  CONDITION"  for the party  specified  (that party being the Affected Party if the Termination Event occurs with respect to that party):  None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  Not applicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day  following  the date on which the notice of the dispute is given under Paragraph 5.

                  VALUE.  For the  purpose  of  Paragraphs  5(i)(C)  and  5(ii),  on any date,  the Value of
                  Eligible Credit Support will be calculated as follows:

                  For Eligible Credit Support comprised of cash, the amount of such cash.

                  For Eligible  Collateral  comprising  securities;  the sum of (a)(x) the last bid price on such date for such securities on the principal national  securities exchange on which such securities are listed,  multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities  exchange,  the bid price for such securities  quoted as at the close of business on such date by any principal  market maker for such securities chosen by the Valuation Agent,  multiplied by the applicable Valuation
                  Percentage  or (z) if no such bid price is listed or quoted  for such  date,  the last bid price  listed or quoted (as the case may be),  as of the day next  preceding  such date on which such prices were available;  multiplied by the applicable Valuation Percentage; plus
                  (b) the accrued  interest  on such  securities  (except to the extent  that such  interest shall have been paid to the  Pledgor  pursuant  to  Paragraph  6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(ii)     ALTERNATIVE.  The provisions of Paragraph 5 will apply; provided that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

(i)      ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

                  Party B is not and will not be  entitled to hold Posted  Collateral.  Party B's  Custodian will be entitled to hold Posted Collateral  pursuant to Paragraph 6(b);  provided that the
                  Custodian for Party B shall be the same banking  institution  that acts as Trustee for the
                  Certificates (as defined in the Pooling and Servicing Agreement) for Party B.

                  Initially, the Custodian for Party B is : to be advised in writing by Party B to Party A.

(ii)     USE OF POSTED  COLLATERAL.  The provisions of Paragraph 6(c) will not apply to Party B;  therefore,
                  Party B will not have any of the  rights  specified  in  Paragraph  6(c)(i)  or 6 (c)(ii);
                  provided,  however,  that the Trustee  shall  invest Cash  Posted  Credit  Support in such investments  as designated  by Party A, with losses (net of gains)  incurred in respect of such investments to be for the account of Party A.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST RATE. The "INTEREST  RATE" will be the rate earned on Cash Posted Credit Support  pursuant to clause (g)(ii) above.

(ii)     TRANSFER  OF  INTEREST  AMOUNT.  The  Transfer  of  the  Interest  Amount  will  be  made  on  each
                  Distribution Date.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will not apply.

(i)      ADDITIONAL REPRESENTATION(S).

                  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other  Eligible  Support and Other Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(ii)     "TRANSFER"  with  respect  to Other  Eligible  Support  and Other  Posted  Support  shall have such meaning as the parties shall agree in writing from time to time.

(k)      DEMANDS AND NOTICES.

         All  demands,  specifications  and  notices  under this Annex will be made  pursuant to the Notices
         Section of this Agreement, save that any demand, specification or notice:

(i)      shall be given to or made at the following addresses:

         If to Party A:

                         5 The North Colonnade
                         Canary Wharf
                         London E14 4BB, England
                         Attention:  Swaps Documentation
                         Facsimile No.:  0207-773-6857/6858
                         Telephone No.:  0207-773-6915/6904

         with a copy to:

                         General Counsel's Office
                         200 Park Avenue
                         New York, N.Y. 10166

         Notices to Party A shall not be deemed effective unless delivered to the London address set forth above.

         If to Party B:

                           As set forth in part 4(a) of the Schedule

         or at such other address as the relevant party may from time to time designate by giving notice
         (in accordance with the terms of this paragraph) to the other party;

(ii)     shall  (unless  otherwise  stated in this Annex) be deemed to be  effective at the time such notice is  actually  received  unless  such  notice  is  received  on a day  which is not a Local
                  Business Day or after the Notification  Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l)      ADDRESS FOR TRANSFERS.

         Party B:  To be notified by Party B to Party A at the time of the request for Transfer.

(m)      OTHER PROVISIONS.

(i)      ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "LOCAL BUSINESS DAY" means:  (i) any day on which  commercial  banks are open for business
                  (including  dealings in foreign  exchange and foreign  currency  deposits) in London,  New
                  York and the  location  of the  Trustee,  and (ii) in  relation  to a Transfer of Eligible
                  Credit  Support,  a day on which the clearance  system agreed  between the parties for the delivery of Eligible  Credit  Support is open for  acceptance  and execution of settlement instructions  (or in the case of a Transfer of Cash or other  Eligible  Credit Support for which delivery is  contemplated by other means, a day on which  commercial  banks are open for business  (including  dealings for foreign exchange and foreign  deposits) in New York and such other places as the parties shall agree).

(ii)     HOLDING  COLLATERAL.  The Secured Party shall cause any Custodian  appointed  hereunder to open and maintain a segregated  account and to hold,  record and identify all the Posted Collateral in such segregated  account and,  subject to Paragraph 8(a), such Posted  Collateral shall at all times be and remain the  property of the  Pledgor  and shall at no time  constitute the  property  of,  or be  commingled  with the  property  of,  the  Secured  Party or the
                  Custodian.

(iii)    AGREEMENT AS TO SINGLE SECURED PARTY AND PLEDGOR.  Party A and Party B agree that,  notwithstanding anything  to the  contrary  in this Annex,  (a) the term  "Secured  Party" as used in this
                  Annex  means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party
                  A, (c) only Party A makes the pledge and grant in Paragraph 2, the  acknowledgement in the final  sentence of Paragraph 8(a) and the  representations  in Paragraph 9 and (d) Party A shall have no  obligations  under this Annex  other than during a  Collateral  Requirement
                  Period.

(iv)     FORM OF ANNEX.  The  parties  hereby  agree that the text of the body of this Annex is  intended to be the  printed  form of ISDA  Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements
                  Subject to New York Law version) as published and copyrighted by the  International  Swaps and Derivatives Association, Inc.

(v)      EXPOSURE.  The Parties  agree that in the event of a Ratings  Event  relating to an action taken by
                  S&P, the Valuation  Agent shall  internally  verify its calculation of the Secured Party's
                  Exposure by reporting its calculation  thereof to S&P on a weekly basis.  In addition,  in the case  where the long term  unubordinated  and  unsecured  debt of Party A ceases  tobe rated at least BBB+ by S&P, the Valuation  Agent shall  externally  verify its calculation of the Secured Party's Exposure by seeking two quotations from Reference  Market-makers at the end of each month (such  quotations  being for  amounts  payable as  described  in the definition  of  "Market  Quotations"  in the  Agreement  where  the  date  on  which  such quotations  are sought is the Early  Termination  Date and the  Transaction  entered  into pursuant  to the  Agreement  is the  only  Termination  Transaction).  In the  case  where external  verification of the Exposure  calculation is required,  the Valuation Agent must
                  (i) obtain at least two such  quotations  (ii) may not obtain the  quotations  referred to above from the same  Reference  Market-maker  in excess of four times  during any 12 month period.  Furthermore,  the Exposure  valuations should reflect the higher of two bids from
                  Reference  Market-makers  that  would be  eligible  and  willing  to  provide  the  market quotation  in the  absence of the  current  provider  and (iii) must submit to S&P the two bids  provided by external  parties.  The  collateral  requirement  should be based on the greater  of the  internal  and  external  verifications.  In the  event  the  verification procedures  set forth above  indicate that there is a deficiency in the amount of Eligible
                  Collateral  that has been posted to the Secured  Party,  the Pledgor shall post the amount of Eligible  Collateral  necessary  to cure such  deficiency  to the Secured  Party within three Local Business Days.

(vi)     EXPENSES.  Notwithstanding  Paragraph 10, the Pledgor will be  responsible  for, and will reimburse the Secured  Party for,  all  transfer  and other  taxes and other  costs  involved in the transfer of Eligible Collateral.

         (vii)     ADDITIONAL DEFINITIONS.  As used in this Annex:

                   "RATINGS  EVENT"  means a  "Ratings  Downgrade  Event,  a S&P  Substitution  Event , or a
                  Moody's Guaranty or Substitution Event (as defined in the Agreement).

                  "MODIFIED  EXPOSURE"  means, for any Valuation Date, an amount equal to the greater of (a)
                  the sum of Secured Party's  Exposure for that Valuation Date plus the Notional  Volatility
                  Buffer and (b) zero.

                   "NOTIONAL  VOLATILITY  BUFFER" as determined by the Valuation  Agent for any date,  means the  outstanding  Notional  Amount  of the  Transaction  on such  date  multiplied  by the relevant percentage for such date as set out in the table below on such date.

                                                  Less than or       Less than or equal to
                                                  equal to 5         10 years but greater
                                                  years to           than 5 years to
                  Party A S&P Rating on           Termination        Termination Date of
                  such date                       Date of the        the Transaction
                                                  Transaction

                  Short Term Rating of A-2        3.25%              4.00%
                  Short Term Rating of A-3        4.00%              5.00%
                  Long Term Rating of BB+ or      4.50%              5.75%
                  lower

         IN WITNESS WHEREOF,  the parties have executed this Annex by their duly authorized  representatives as of the date of the Agreement.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8

                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:__________________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date:

(MULTICURRENCY--CROSS BORDER)
                                                       ISDA(R)
                               International Swap and Derivatives Association, Inc.
                                                 MASTER AGREEMENT

                                          dated as of September 28, 2006

BARCLAYS BANK PLC                                     and   U.S.  Bank National  Association  (the  "Supplemental  Interest
                                                            Trust Trustee"),  not in its individual  capacity but solely as
                                                            Supplemental   Interest  Trust   trustee,   on  behalf  of  the
                                                            Supplemental  Interest  Trust,  for the  Benefit of RASC Series
                                                            2006-KS8   Trust,   Home   Equity   Asset-Backed   Pass-Through
                                                            Certificates, Series 2006-KS8

("PARTY A")                                               ("PARTY B")

have entered and/or anticipate  entering into one or more transactions (each a "Transaction") that are or will be governed  by this Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and the documents
and other confirming   evidence  (each  a  "Confirmation")  exchanged  between  the   parties confirming those
Transactions.

Accordingly, the parties agree as follows:--

1.       INTERPRETATION

(A)      DEFINITIONS.  The terms  defined  in Section 14 and in the  Schedule  will have  the meanings therein specified for the purpose of this Master Agreement.

(b)      INCONSISTENCY.  In the event of any  inconsistency  between the  provisions  of  the Schedule and the other provisions of this  Master  Agreement,  the Schedule  will  prevail.  In the event  of any inconsistency
between the provisions   of  any  Confirmation  and  this  Master  Agreement  (including   the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      SINGLE  AGREEMENT.  All  Transactions  are  entered  into in  reliance  on the  fact that this Master
Agreement and all  Confirmations  form a single  agreement  between the  parties  (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       OBLIGATIONS

(a)      GENERAL CONDITIONS.

         (i)  Each party will make each  payment or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this  Agreement will be made on the due date for value on that  date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant  to this Agreement, in freely transferable funds  and in the manner  customary for payments in the  required currency. Where
         settlement is by   delivery   (that  is,  other  than  by  payment),   such  delivery  will  be  made
         for receipt on   the due date   in  the  manner   customary  for  the  relevant   obligation   unless
         otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each    obligation   of   each   party   under   Section   2(a)(i)   is   subject   to   (1)
         the condition precedent  that no Event of  Default or Potential  Event of Default with respect to the other  party has occurred  and is continuing,  (2) the condition  precedent that no Early Termination
         Date  in respect of the  relevant Transaction has  occurred or been  effectively  designated  and (3)
         each other applicable condition precedent specified in this Agreement.

                     Copyright(C)1992 by International Swap and Derivatives Association, Inc.

value of that which was (or would have been)  required  to be  delivered  as of  the originally scheduled date
for delivery, in each case     together    with    (to    the    extent     permitted     under     applicable
law) interest, in the currency  of such amounts, from  (and  including)  the date such amounts or  obligations were  or would have been required  to have been paid or  performed to (but excluding)  such Early  Termination
Date,  at the Applicable Rate. Such  amounts of interest will  be calculated on the basis of daily compounding and  the actual number of days  elapsed. The  fair market  value of any  obligation  referred to in clause (b)
above shall be reasonably  determined by the party obliged to make the determination under Section 6(e) or, if
each  party   is so obliged,   it shall be the average   of  the  Termination   Currency  Equivalents  of  the
fair market values reasonably determined by both parties.

IN  WITNESS  WHEREOF  the  parties  have  executed  this  document  on  the   respective dates specified below
with effect from the date specified on the first page of this document.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:__________________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date:

(BILATERAL FORM)                                      (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                                       ISDA(R)
                               International Swaps and Derivatives Association, Inc.
                                               CREDIT SUPPORT ANNEX
                                              to the Schedule to the

                                               ISDA MASTER AGREEMENT

                                                dated as of  ___________________

                                                      between

BARCLAYS BANK PLC                                         and   U.S. Bank National Association (the "Supplemental  Interest
                                                                Trust Trustee"),  not in its individual capacity but solely as  Supplemental  Interest Trust trustee,  on behalf of the
                                                                Supplemental  Interest  Trust,  for  the  Benefit  of  RASC
                                                                Series   2006-KS8   Trust,    Home   Equity    Asset-Backed
                                                                Pass-Through Certificates, Series 2006-KS8

("PARTY A")                                                     ("PARTY B")

This Annex supplements,  forms part of, and is subject to, the above-referenced  Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a)      DEFINITIONS  AND  INCONSISTENCY.  Capitalized  terms not  otherwise  defined  herein or  elsewhere in this
Agreement have the meanings  specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency  between this Annex and the other provisions of this
Schedule,  this  Annex will  prevail,  and in the event of any  inconsistency  between  Paragraph  13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b)      SECURED PARTY AND PLEDGOR.  All  references  in this Annex to the "Secured  Party" will be to either party when acting in that capacity and all  corresponding  references  to the  "Pledgor"  will be to the other party when acting in that capacity;  provided,  however,  that if Other Posted  Support is held by a party to this Annex,  all references  herein to that party as the Secured  Party with  respect to that Other  Posted  Support will be to that party as the  beneficiary  thereof and will not subject  that support or that party as the  beneficiary  thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party,  as the  Pledgor,  hereby  pledges to the other  party,  as the  Secured  Party,  as  security  for its
Obligations,  and grants to the Secured Party a first priority  continuing  security interest in, lien on and right of Set-off  against all Posted  Collateral  Transferred  to or received by the Secured  Party  hereunder.  Upon the
Transfer  by the  Secured  Party to the  Pledgor of Posted  Collateral,  the  security  interest  and lien  granted hereunder on that Posted Collateral will be released  immediately and, to the extent possible,  without any further action by either party.

                      Copyright(C)1994 International Swaps and Derivatives Association, Inc.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation  Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i)  Eligible Collateral or Posted Collateral that is:

(A)      Cash, the amount thereof; and

              (B) a  security,  the bid  price  obtained  by the  Valuation  Agent  multiplied  by the  applicable
         Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral,  zero;
         and

         (iii)    Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

BARCLAYS BANK PLC                                            RASC SERIES 2006-KS8
                                                             By:  U.S. Bank National Association, not in its
                                                             individual capacity but solely as Supplemental
                                                             Interest Trust Trustee for the benefit of RASC Series
                                                             2006-KS8 Supplemental Interest Trust, Home Equity
                                                             Mortgage Asset-Backed Pass-Through Certificates,
                                                             Series 2006-KS8

By:   _____________________________                          By:____________________________________________
      Name:                                                        Name:
      Title:                                                       Title:
        Date:                                                      Date: